Exhibit 99.1
CEO Energy/Power Conference September 7, 2006

Disclosure The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. The use of words such as "may", "might", "should", "will", "expect", "plan", "anticipate", "believe", "estimate", "project", "intend", "future", "potential" or "continue", and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include those discussed in the Company's most recent registration statement on Form S-1 and quarterly report on Form 10-Q on file with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Company Overview Sam Thomas Chief Executive Officer & President

Chart Investment Highlights Strong and growing end markets Infrastructure spend of $250 billion expected over next 30 years LNG liquefaction capacity expected to grow 15% annually The market leader Leading market position in all major product lines Significant sustainable competitive advantages Positioned for significant growth Growing backlog of energy projects Identified pipeline of future projects Strong track record of maximizing operating efficiencies and growth 21% sales cumulative annual growth rate ("CAGR") since 2003 23% gross profit CAGR since 2003 Chart Industries ("GTLS") is a unique opportunity to capitalize on the expected strong growth of LNG and natural gas processing

U.S. Europe Asia Americas (Non-U.S.) RoW % Revenue 0.5 0.17 0.13 0.1 0.1 General Industrial Energy BioMedical % Revenue 0.29 0.55 0.16 Energy industry is the largest end-user of the Company's products #1 or #2 in all significant markets served Global operations with 12 primary manufacturing facilities and 2,592 employees $469 million of sales last twelve months ("LTM") 6/30/06 Company Overview Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon and industrial gas markets Asia 13% U.S. 50% Americas (Non-US) 10% RoW 10% Europe 17% Sales by End-User LTM 6/30/06 Energy 55% BioMedical 16% General Industrial 29% Sales by Region LTM 6/30/06

Energy Markets Account for Increasingly Large Portion of Business % Backlog Derived from Energy End Markets 2003 66 2004 71 2005 77 LTM 6/30/06 77 (%) % Orders Derived from Energy End Markets 2003 43 2004 50 2005 58 LTM 6/30/06 59 (%) % Sales Derived from Energy End Markets 2003 46 2004 44 2005 51 LTM 6/30/06 55 (%)

VIP for LNG and Vacuum Systems Heat Exchangers Cold Boxes % Revenue 0.21 0.57 0.22 Heat Exchanger Cold Box Production Heat Exchangers 57% LNG VIP and Vacuum Systems 21% Process Systems / Cold Boxes 22% LTM 6/30/06 Sales by Product Highlights Leading provider of heat exchangers and cold boxes critical to LNG, GTL and natural gas processing markets Separation, liquefaction and purification of hydrocarbon and industrial gases Low-cost provider Leading market positions domestically and internationally One of three global suppliers of mission-critical LNG and LNG liquefaction equipment E&C Segment Overview Selected Products

Bulk Storage Systems Packaged Gas Systems VIP, Systems and Components Parts Repair and Onsite Service Beverage Liquid CO2 LNG Vehicle Fuel Systems % Revenue 0.46 0.3 0.05 0.08 0.08 0.03 LTM 6/30/06 Sales by Product Highlights 43% of segment sales derived from products used in energy applications Low-cost manufacturing strategically located near growing end markets Positioned to capitalize on strong expected growth in China and Eastern Europe Continued investment in key global manufacturing facilities Bulk MicroBulk Distribution Storage Bulk Storage Systems 46% Packaged Gas Systems 30% VIP, Systems and Components 5% Parts, Repair and On-Site Service 8% Beverage Liquid CO2 Systems 8% LNG Terminals and Vehicle Fuel Systems 3% D&S Segment Overview Selected Products

BioMedical Segment Overview LTM 6/30/06 Sales by Product Highlights Strong expected growth in respiratory therapy and biomedical research, led by international markets End markets include: Home healthcare and nursing home Biotechnology and biosecurity Animal breeding Respiratory Therapy Systems Biological Storage Systems MRI & Other % Revenue 0.4 0.44 0.16 Portable Oxygen Lab Storage Stainless Steel Freezer End-Use Consumption Respiratory Therapy Systems 40% MRI and Other 16% Biological Storage Systems 44% Selected Products

Chart Investment Highlights

Natural gas industry expected to invest approximately $250Bn in LNG facilities over the next 30 years Atlantic Basin Asia Middle East 50 90 40 180 2005E 60 90 50 200 75 90 55 220 2007E 80 100 60 240 80 110 60 250 2009E 100 100 90 290 110 110 110 330 2011E 125 120 130 375 125 120 130 375 2013E 160 125 140 425 170 125 140 435 2015E 170 125 140 435 Asia Middle East New LNG Liquefaction Projects by Region LNG trade expected to grow fastest, fueled by both increased demand and forecasted infrastructure investments Bn Cubic Meters 2001 2010 2020 2030 Index (2001 = 100) Pipeline Trade LNG Trade LNG Trade Growth LNG liquefaction is Chart's largest end market, with global capacity projected to increase over 15% per annum Sources: "LNG World Energy Outlook" May 19-20, 2005 International Energy Agency Presentation; BP Statistical Review; Energy Information Administration Positioned to Capitalize on Strong Expected Growth in LNG Markets

Cold Boxes Heat Exchanger LNG VIP Bulk Storage Satellite LNG Storage LNG Fueling Systems Products Across the LNG Value Chain Distribution from Regas Regas Transport to Regas Liquefaction ? ? ? ? ? ? ? ? ? ? ? ? ?

On-Site Gas Bulk Storage Systems Packaged Systems Market Size 29 35 36 On-Site Gas 29% On-Site Gas Bulk Storage Systems Packaged Systems Market Size 21 29 50 Industrial Gas Market Overview Industrial Gas Growth is Expected to be Robust, Significantly Exceeding GDP Growth Source: Cryogas International, Company estimates and Spiritus Consulting Industrial Gas Sales Growth by Region Americas Europe Asia, Africa, Middle East 1999 12503 10096.15807 9702.014286 32301.20562 2000 13608 10056.62501 10440.00714 34104.71655 2001 13944 10413.45001 10026.18571 34383.39182 2002 13430 11088.87696 10350.67143 34869.22039 2003 14949 13295.00196 11400.15 39644.0091 2004 16664 15222.55198 12638.23504 44524.77714 2005E 17682 16088.18053 13695.0473 47464.73716 2006E 18770 17023.77738 14917.19152 50710.91012 2007E 19934 18027.57196 16269.24246 54231.26202 2008E 21181 19105.66045 17767.5156 58054.40454 2009E 22517 20526.37757 19428.5887 62472.05566 Europe Asia, Africa, Middle East ($MM) Global: $48 billion U.S.: $14 billion Packaged Systems 50% On-Site Gas 21% Bulk Storage Systems 29% Packaged Systems 36% Bulk Storage Systems 35% '04-'09E CAGR = 7.0% '99-'04 CAGR = 6.6%

Significant Barriers to Entry Products Knowledge and technology Highly customized designs Strong quality Reliability Customers High cost of failure Long relationships Manufacturing Global footprint Low cost producer Scale Platform for growth

LNG VIP Leading Technology and Designs Extend competitive advantage in use of proprietary vacuum insulation manufacturing technology Take advantage of leading technology and designs through new product development Heat Exchangers Microbulk

Established Blue-Chip Customer Base Serve over 2,000 customers worldwide Large, multinational producers & distributors of hydrocarbon & industrial gases High growth LNG & petrochemical processor customers and end-users Engineering, procurement & construction ("EP&C") firms Developed long-standing relationships Many customers over 20 years Top 10 customers accounted for 43% of sales for LTM 6/30/06 Primary customers and end-users include Air Products, Air Liquide, Airgas, Praxair, Linde Bechtel, JE Jacobs, JGC BP, ExxonMobil, ConocoPhillips

Operating leverage allows substantial capacity expansion with minimal capex Global Manufacturing and Distribution Platform Manufacturing facilities are strategically located in low-cost countries and near centers of demand Corporate Energy & Chemicals Distribution & Storage BioMedical Total: Manufacturing: Europe Asia-Pacific 14 9 4 1 4 2 North America

Strong Track Record of Successful Execution Current management team executed operational restructuring plan Sam Thomas has 15 years of CEO experience Management team has significant stake in the ownership and continued success of the Company Impressive organic growth 21% sales CAGR since 2003 23% gross margin CAGR since 2003 Increased manufacturing capacity Streamlined overall business from 2002-2003 Cut overhead and flattened management structure Consolidated 9 businesses into 3 Lowered base maintenance capex needs of business Demonstrated capability to grow the business

Attractive Economic Model Positioned for Significant Growth Attractive financial model High sales visibility and growing backlog Strong cash flow generation with efficient use of cash Strong results Successful management execution on cost containment and sales growth Well positioned in high-growth end markets Backlog increased over 5x from 2003 Demonstrated capability to improve margins despite increasing raw material costs Disciplined financial strategy Profitable growth Focused on continued debt reduction; delevered since LBO from 5.4x leverage to 3.6x leverage post-IPO

Large Backlog Provides High Sales Visibility 2003 2004 2005 6/30/06 BioMed 1.8 4.6 6.4 5.5 D&S 28 53.8 79.5 103.1 E&C 19.8 70.8 147.7 168.2 Total 49.6 129.2 233.6 276.9 ($MM) D&S E&C BioMed Energy-related projects totaled approximately $210 million in backlog as of June 30, 2006 Engaged with EP&C and global energy firms on several significant, targeted energy projects providing visibility 2 to 3 years in advance

Major Strategic Capex Initiatives Targeted investments are expected to contribute to the Company's growth and are projected to achieve greater than 30% return on capital employed Management has the opportunity to invest capital to take advantage of: Significant anticipated growth in sales, orders and backlog Expected growth due to demand in LNG, GTL and industrial gas market segments

Growth through Complementary Acquisitions CSCI is a leading manufacturer of air cooled heat exchangers ("ACHE") serving the natural gas compression and other energy markets Strategy is to leverage CSCI's complementary proprietary products through Chart's global footprint in LNG and global natural gas processing projects CSCI LTM 4/30/06 sales were approximately $20 million Former owner and CEO of CSCI has remained with Chart as President of Chart's ACHE product line On May 26, 2006, Chart acquired Cooler Service Company, Inc. ("CSCI") for $16.5 million in cash

Strong Sales Growth BioMedical D&S E&C 2003 66.6 140.3 58.6 265.5 2004 73.3 162.6 69.6 305.6 2005 72.9 209.2 121.1 403.2 LTM 6/30/06 77 236 156 469 D&S E&C ($MM) CAGR = 21% Drivers of Growth Significant exposure to global energy cycle LNG / GTL Natural gas processing / Petrochemical Rapid international growth China Eastern Europe Middle East Increasing healthcare and biological research expenditures / aging demographic Respiratory therapy Biological storage Organic and acquisition fueled growth New products Consolidating, fragmented industry

Chart Investment Highlights Strong and growing end markets Infrastructure spend of $250 billion expected over next 30 years LNG liquefaction capacity expected to grow 15% annually The market leader Leading market position in all major product lines Significant sustainable competitive advantages Positioned for significant growth Growing backlog of energy projects Identified pipeline of future projects Strong track record of maximizing operating efficiencies and growth 21% sales CAGR since 2003 23% gross profit CAGR since 2003 Chart Industries ("GTLS") is a unique opportunity to capitalize on the expected strong growth of LNG and natural gas processing